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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - JANUARY 11, 2000
                                                          ----------------



                         NORTH FORK BANCORPORATION, INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)




         DELAWARE                    1-10458                  36-3154608
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(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)            Identification No.)



          BROAD HOLLOW ROAD
         MELVILLE, NEW YORK                                       11747
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(Address of principal executive offices)                        (Zip Code)




 Registrant's telephone number, including area code:        (631) 844-1004
                                                             --------------


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ITEM 5.    OTHER EVENTS
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     North Fork Bancorporation, Inc. issued a press release announcing that it has received requisite regulatory approvals from the Federal Reserve Bank, the Federal Deposit Insurance Corporation and the New York State Banking Department necessary to acquire JSB Financial, Inc., the parent of Jamaica Savings Bank and Reliance Bancorp, Inc., the parent of Reliance Federal Savings Bank. The special meeting and record dates for each of the companies seeking shareholder approval are included herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a)      Financial Statements of the Business Acquired.
         Not Applicable


(b)      Pro Forma Financial Information
         Not Applicable


(c)      Exhibits
         99.1     Press Release dated January 11, 2000




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                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:               January 12, 2000



NORTH FORK BANCORPORATION, INC.


By:
      /s/  Daniel M. Healy
      -------------------------------
      Daniel M. Healy
      Executive Vice President and
      Chief Financial Officer

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